                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               SIPEX CORPORATION
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                               SIPEX CORPORATION
                               22 LINNELL CIRCLE
                         BILLERICA, MASSACHUSETTS 01821

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 18, 2001

                            ------------------------

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SIPEX Corporation, a Massachusetts corporation (the "Company"), will be held at BankBoston, Conference and Training Center, 35th Floor, 100 Federal Street, Boston, Massachusetts 02110, on May 18, 2001, at 10:00 a.m., local time, for the purposes of considering and acting upon the following matters:

        1. To elect three members to the Board of Directors, each to serve for a three-year term as a Class II Director.

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Information relating to the above matters is set forth in the attached Proxy Statement. Only shareholders of record at the close of business on April 9, 2001 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          Frank R. DiPietro
                                          Clerk

Billerica, Massachusetts
Date: April 17, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                               SIPEX CORPORATION
                               22 LINNELL CIRCLE
                         BILLERICA, MASSACHUSETTS 01821

                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2001

                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SIPEX Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at BankBoston, Conference and Training Center, 35th Floor, 100 Federal Street, Boston, Massachusetts, 02110 on Friday, May 18, 2001, at 10:00 a.m. local time, and at any adjournments thereof.

     Only shareholders of record as of the close of business on April 9, 2001, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. At the close of business on April 9, 2001, there were an aggregate of 22,513,751 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company issued, outstanding and entitled to vote. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person. Any proxy may be revoked by a shareholder at any time before it is exercised by delivering a written revocation or a later dated proxy to the Clerk of the Company or by attending the Annual Meeting and voting in person.

     The Company's Annual Report on Form 10-K containing financial statements for the fiscal year ended December 31, 2000 is being mailed together with this Proxy Statement to all shareholders entitled to vote. It is anticipated that this Proxy Statement and the accompanying proxy will be first mailed to shareholders on or about April 17, 2001.

QUORUM AND VOTES REQUIRED

     The representation, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, with respect to such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

     In the election of Class II Directors, the three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting shall be elected as Class II Directors. For all other matters, if any, that may be submitted to shareholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. The vote on each matter submitted to shareholders is tabulated separately. Abstentions are included in the number of shares present and represented and voting on each matter. Broker "non-votes" are not considered voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

     The persons named as attorneys in the proxies are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any shareholder giving a proxy has the right to withhold authority to vote for the nominee to the Board of Directors by writing the nominee's name in the space provided on the proxy.

     ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDERS' INSTRUCTIONS, AND IF NO CHOICE IS SPECIFIED, THE ENCLOSED PROXY CARD (OR ANY SIGNED AND DATED COPY THEREOF) WILL BE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter upon which a vote may properly be taken should be presented at the Annual Meeting, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 9, 2001 information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) each director, or nominee for director, of the Company,
(iii) each of the executive officers named in the Summary Compensation Table under the caption "Executive Compensation Summary" below, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, the beneficial owners listed have sole voting and investment power (subject to community property laws where applicable) as to all of the shares beneficially owned by them. As of April 9, 2001, there were 22,513,751 shares of common stock outstanding.

                                                             AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                      BENEFICIAL OWNERSHIP      PERCENT OF CLASS
---------------------------------------                     -----------------------    ----------------
T. Rowe Price Associates, Inc.(2).........................         2,323,600                 10.3%
  100 East Pratt Street
  Baltimore, Maryland 21202
Brown Investment Advisory & Trust Co.(3)..................         2,262,402                 10.1%
  19 South Street
  Baltimore, MD 21202
West Highland Partners, L.P.(4)...........................         2,119,000                 9.41%
  300 Drake's Landing Road, Suite 290
  Greenbrae, CA 94904
AIM Management Group Inc.(5)..............................         1,711,320                  7.6%
  11 Greenway Plaza, Suite 100
  Houston, Texas 77046
Pilgrim Baxter & Associates, Ltd.(6)......................         1,359,400                  6.4%
  825 Duportail Road
  Wayne, Pennsylvania 19087
Putnam Family of Funds(7).................................         1,281,330                  5.7%
  One Post Office Square
  Boston, MA 02109
RS Investment Management Co. LLC(8).......................         1,163,300                  5.2%
  388 Market Street
  San Francisco, CA 94111
James E. Donegan(9).......................................           111,000                    *

                                                             AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                      BENEFICIAL OWNERSHIP      PERCENT OF CLASS
---------------------------------------                     -----------------------    ----------------
Frank R. DiPietro(10).....................................            40,409                    *
Raymond W.B. Chow(11).....................................            66,325                    *
Yener Gurler(12)..........................................            18,444                    *
Manfred Loeb(13)..........................................             6,000                    *
Lionel H. Olmer(14).......................................             9,510                    *
John L. Sprague(15).......................................            13,500                    *
Willy M.C. Sansen(16).....................................             9,500                    *
Stephen E. Parks(17)......................................            15,000                    *
Douglas M. McBurnie.......................................                 0                    *

All directors and executive officers as a group(18).......           289,688                 1.29%

---------------
  *  Less than 1% of the outstanding Common Stock

 (1) Unless otherwise indicated, to the knowledge of the Company, each person listed above has sole voting and investment power with respect to the shares and maintains a mailing address at: c/o SIPEX Corporation, 22 Linnell Circle, Billerica, MA 01821.

 (2) Based solely on information provided in a Schedule 13G/A filed with the Securities and Exchange Commission, as of February 12, 2001, T. Rowe Price Associates, Inc., a registered investment advisor, together with T. Rowe Price New Horizons Fund, Inc. agreed to file jointly. T. Rowe Price Associates, Inc. may be deemed to beneficially own 2,323,600 shares, have sole dispositive power of 2,323,600 shares, and sole voting power of 459,500 shares. T. Rowe Price New Horizons Fund, Inc. may be deemed to beneficially own, 1,400,000 shares and have sole voting power of 1,400,000 shares.

 (3) Based solely on information provided in a Schedule 13G/A filed with the Securities and Exchange Commission, as of March 9, 2001, Brown Investment Advisory & Trust Company and its wholly owned subsidiary Brown Advisory Incorporated had sole dispositive power of 1,075,741 and 1,168,111 shares, respectively and sole voting power of 1,028,051 and 1,168,111 shares, respectively. In addition, Brown Investment Advisory & Trust Company had shared dispositive power of 18,550 shares and shared voting power of 500 shares.

 (4) Based solely on information provided in a Schedule 13G/A filed with the Securities and Exchange Commission, as of January 30, 2001, West Highland Capital, Inc. is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Company's Common Stock. West Highland Capital, Inc., Estero Partners, LLC and Lang H. Gerhard are the general partners of West Highland Partners, L.P., which is an investment limited partnership. Lang H. Gerhard is the sole shareholder of West Highland Capital, Inc. and Manager of Estero Partners, LLC. No single client of West Highland Capital, Inc., other than West Highland Partners, L.P., holds more than five percent of the Company's Common Stock. As of the filing date, West Highland Capital, Inc. had shared dispositive power of 2,119,000 shares and shared voting power of 2,119,000 shares, Estero Partners, LLC had shared dispositive power of 1,990,618 shares and shared voting power of 1,990,618 shares, Lang H. Gerhard had shared dispositive power of 2,119,000 shares and shared voting power of 2,119,000 shares and West Highland Partners, L.P. had shared dispositive power of 1,630,795 shares and shared voting power of 1,630,795 shares.

 (5) Based solely on information provided in a Schedule 13G filed with the Securities and Exchange Commission, as of February 9, 2001, AIM Management Group Inc. and its wholly owned subsidiaries, AIM Advisors, Inc. and AIM Capital Management, Inc. had sole dispositive power of 1,711,320 shares and sole voting power of 1,711,320 shares.

 (6) Based solely on information provided in a Schedule 13G/A filed with the Securities and Exchange Commission, as of February 14, 2001, Pilgrim Baxter & Associates, Ltd., had sole voting power over 1,102,000 shares and sole dispositive power over 1,359,400 shares.

 (7) Based solely on information provided in a Schedule 13G/A filed with the Securities and Exchange Commission, as of February 22, 2001, Putnam Investment Management LLC, had shared dispositive power over 590,830 shares. The Putnam Advisory Company LLC had shared dispositive power over 690,500 shares and shared voting power over 433,500 shares. Putnam Investments LLC, which is a wholly-owned subsidiary of Marsh & McLennan Company, Inc., had shared dispositive power over 1,281,330 shares, shared voting power over 433,500 shares and wholly owns the following two registered investment advisers: Putnam Investment Management LLC, which is the investment advisor to the Putnam family of mutual funds, and The Putnam Advisory Company LLC which is the investment adviser to Putnam's institutional clients.

 (8) Based solely on information provided in a Schedule 13G filed with the Securities and Exchange Commission, as of February 15, 2001, RS Investment Management Co. LLC had shared voting power and shared dispositive power over 1,163,300 shares.

 (9) Includes 110,500 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001.

(10) Includes 40,000 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001. Includes 300 shares held by Mr. DiPietro's child.

(11) Includes 60,000 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001. Includes 2,000 shares held by Mr. Chow's children.

(12) Includes 18,000 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001.

(13) Includes 4,000 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001.

(14) Includes 7,510 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001.

(15) Includes 13,500 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001.

(16) Includes 9,500 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001.

(17) Includes 15,000 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001.

(18) Includes 278,010 shares issuable pursuant to stock options which are exercisable prior to June 9, 2001.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. Each class serves a three-year term. The Class III director is serving a term ending at the Annual Meeting of Shareholders to be held in 2002. Each Class I director is serving a term ending at the Annual Meeting of Shareholders to be held in 2003. Each Class II director's term will expire at the Annual Meeting being held May 18, 2001. All directors will hold office until their successors have been duly elected and qualified.

     Prior to the annual meeting Douglas M. McBurnie and Manfred Loeb were the Class I Directors; John L. Sprague, Lionel H. Olmer and Willy M.C. Sansen were the Class II Directors; and James E. Donegan was the Class III Director.

     The Board of Directors has nominated and recommended that Dr. John L. Sprague, Mr. Lionel H. Olmer and Dr. Willy M.C. Sansen, who are currently serving as Class II Directors of the Company, each be elected a Class II Director, to hold office until the Annual Meeting of Shareholders to be held in 2004 or until his successor has been duly elected and qualified or until his earlier resignation or removal. Each of

Drs. Sprague and Sansen and Mr. Olmer has indicated his willingness to serve; however if any of them should be unable or unwilling to serve if elected; the proxies will be voted for the election of a substitute nominee designated by the Board of Directors or for fixing the number of directors at a lesser number. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for Drs. Sprague and Sansen and Mr. Olmer, will be voted FOR the election of Drs. Sprague and Sansen and Mr. Olmer.

     The following table sets forth for Drs. Sprague and Sansen and Mr. Olmer and for each director whose term of office will extend beyond the Annual Meeting, the year each director was first elected a director, his age, the positions currently held by each director with the Company, the year each director's term will expire and the class of director of each director.

NOMINEE OR DIRECTOR'S NAME AND
YEAR NOMINEE OR DIRECTOR FIRST                                                      YEAR TERM     CLASS OF
BECAME A DIRECTOR                           AGE          POSITION(S) HELD          WILL EXPIRE    DIRECTOR
------------------------------              ---    ----------------------------    -----------    --------
NOMINEES:
Lionel H. Olmer (1988)....................  66     Director                           2001           II
John L. Sprague (1993)....................  71     Director                           2001           II
Willy M. C. Sansen (1997).................  58     Director                           2001           II
CONTINUING DIRECTORS:
Manfred Loeb (1982-1987; 1992)............  74     Director                           2003            I
Douglas M. McBurnie (2000)................  58     Director                           2003            I
James E. Donegan (1985)...................  55     Chairman of the Board and          2002          III
                                                   Chief Executive Officer

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

     Mr. Olmer has been a director of the Company since 1988. From 1981 to 1985, he served as Undersecretary of Commerce for International Trade in the Reagan Administration. From 1985 until the present, he has been a partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, concentrating on international trade law. In addition to serving as a director of the Company, Mr. Olmer currently serves as a director of Dresser Industries, a manufacturer of products and provider of services for the hydrocarbon energy industry.

     Dr. Sprague has been a director of the Company since 1993. He has been the president of John L. Sprague Associates, Inc., a consulting firm, since 1988. In addition to serving as a director of the Company, Dr. Sprague currently serves as a director of Aerovox, Inc., a manufacturer of electronic components, Allmerica Financial Corporation, a financial services company, and California Micro Devices, a manufacturer of electronic components.

     Dr. Sansen has been a director of the Company since July, 1997. He has been a full professor at the Katholieke University Leuven in Belgium since 1981. He currently heads the Medical and Integrated Circuits and Sensors Division of the Electrical Engineering Department. Dr. Sansen is the author of six electronics books and more than three hundred papers and is currently a Fellow at the Katholieke University Leuven Institute of Electrical and Electronics Engineering, and past chairman of the Electrical Engineering Department of Katholieke University Leuven.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE MEETING

     Mr. Loeb has been a director of the Company from 1982 to 1987 and from 1992 to the present. From 1983 to December 1992, he served as the Executive Director of Tractebel S.A. and Chief Executive Officer of the Electricity and Gas International Division of Tractebel S.A. Since 1993, Mr. Loeb has served as an Advisor Director of Tractebel S.A. and Chairman of Tractebel, Inc. (USA). In addition to serving as a director of the Company, Mr. Loeb currently serves as a director of Telfin S.A., an affiliate of Tractebel S.A.

     Mr. Donegan joined the Company in April 1985. Mr. Donegan has been Chairman of the Board and Chief Executive Officer of the Company since April 1985 and was the President from April, 1985 until June, 1999. Before joining the Company, Mr. Donegan held the position of Group Vice President of the Electronic Components Group at Midland Ross Corporation. Prior to Midland Ross Corporation, Mr. Donegan was Vice President and General Manager at Cameron & Barkley and Company. Prior to working at Cameron & Barkley and Company, Mr. Donegan spent ten years with the General Electric Company in various manufacturing positions. Mr. Donegan currently serves as a Director of Genesis Microchip Inc., a manufacturer of video semiconductors.

     Mr. McBurnie has been a director of the Company from July 2000 to the present. Mr. McBurnie was formerly Senior Vice President, Computer, Consumer & Network Products Group, of VLSI Technology. Prior to joining VLSI, Mr. McBurnie was with National Semiconductor where he was Senior Vice President and General Manager of its Communications and Consumer Group. Previously, Mr. McBurnie was Vice President and General Manager of National Semiconductor's Local Area Network Division. Prior to joining National Semiconductor, he held key executive positions at a number of Silicon Valley companies, including Xidex Corporation, Precision Monolithics and Fairchild Semiconductor.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held eight (8) meetings during the fiscal year ended December 31, 2000. During their tenure, each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors during fiscal 2000.

     The Company has standing Compensation and Audit Committees. The Compensation Committee, of which Mr. Loeb and Dr. Sprague are members, reviews and evaluates the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and makes recommendations concerning these matters to the Board of Directors. The Compensation Committee administers the Company's 1988 Non-Statutory Stock Option Plan ("1988 Stock Plan"), 1991 Non-Statutory Stock Option Plan ("1991 Stock Plan"), 1993 Stock Option and Incentive Plan ("1993 Stock Plan"), 1994 Stock Option and Incentive Plan ("1994 Stock Plan"), 1996 Incentive Stock Option Plan ("1996 Stock Plan"), 1996 Non-Employee Director Stock Option Plan ("1996 Director Stock Plan"), 1996 Employee Stock Purchase Plan ("1996 Stock Purchase Plan"), 1997 Stock Option Plan ("1997 Stock Plan"), 1999 Stock Option Plan ("1999 Stock Plan") and the 2000 Non-Qualified Stock Option Plan (the "2000 Non-Qualified Plan"). The Compensation Committee held no meetings during fiscal 2000.

     The Audit Committee, of which Mr. McBurnie, Mr. Olmer and Dr. Sprague are members, reviews with the Company's independent auditors, the scope and timing of their audit services and any other services they are asked to perform, the auditor's report on the Company's consolidated financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. Each member of the Audit Committee is independent, as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee held four meetings during fiscal 2000.

     The Board of Directors does not have a standing nominating committee or committee performing similar functions.

AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of Mr. Douglas M. McBurnie, Mr. Lionel H. Olmer and Dr. John L. Sprague. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed with management and KPMG LLP, the Company's independent auditors, the audited financial statements for the fiscal year ended December 31, 2000. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the foregoing audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     Readers of this report should note that the Company's independent auditors are responsible for auditing the Company's financial statements, which in turn are prepared by management. The role of the Audit Committee does not supersede or alter those responsibilities, nor does it provide any special assurances regarding the Company's financial statements or involve any professional evaluation of the quality of the audits performed by the independent auditors.

     Respectfully submitted,

     Douglas M. McBurnie
     Lionel H. Olmer
     John L. Sprague

                             COMPENSATION AND OTHER
                 INFORMATION CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION SUMMARY

     The following table sets forth certain information concerning the annual and long term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1999 and 2000, of those persons who were, during this time (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (such five officers collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                             ANNUAL COMPENSATION       COMPENSATION(1)
                                           ------------------------    ---------------
                                                                         SECURITIES        ALL OTHER
                                 FISCAL                                  UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR     SALARY($)    BONUS($)(2)      OPTIONS(#)          ($)(3)
---------------------------      ------    ---------    -----------      ----------       ------------
James E. Donegan...............   2000     $291,692      $      0                0          $20,922
  Chairman and Chief              1999      249,923       200,000          150,000           15,205
     Executive Officer            1998      244,615       180,000          100,000           16,576

Stephen E. Parks (4)...........   2000      250,000             0                0           89,865(5)
  President and Chief             1999      128,846       175,000          325,000           53,061(6)
     Operating Officer
Frank R. DiPietro..............   2000      230,000             0                0            9,844
  Executive Vice President of     1999      199,135       200,000          100,000            9,741
     Finance, Chief Financial     1998      176,442       100,000           50,000            6,152
     Officer, Treasurer and
       Clerk
Raymond W.B. Chow..............   2000      197,187             0                0            3,950
  Senior Vice President and       1999      182,235       100,000          100,000            3,771
     Chief Technology Officer     1998      175,480        80,000           50,000            4,428

Yener Gurler...................   2000      192,644             0                0            3,950
  Senior Vice President of.....   1999      156,202       125,000          100,000            3,771
     Operations                   1998      136,115        65,000           50,000            4,325

---------------
(1) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long term incentive payments during fiscal years 1998, 1999 or 2000.

(2) Bonuses are reported in year earned even if actually paid in subsequent year.

(3) Consists of contributions made by the Company on behalf of the Named Executive Officers to the Company's Tax Deferred Savings Plan, and insurance premiums paid by the Company.

(4) As of January 1, 2001 Mr. Parks' position with the Company is Executive Vice President for Sales and Marketing.

(5) Consists of contributions made by the Company to the Company's Tax Deferred Savings Plan, insurance premiums paid by the Company and $83,333 of loan forgiveness in 2000.

(6) Consists of contributions made by the Company to the Company's Tax Deferred Savings Plan, insurance premiums paid by the Company and $51,041 for relocation costs in 1999.

OPTION GRANTS IN LAST FISCAL YEAR

     No stock options or stock appreciation rights were granted during the year ended December 31, 2000 to the Named Executive Officers.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information with respect to options to purchase the Company's Common Stock granted to the Named Executive Officers, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended December 31, 2000; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2000; and (iv) the value of such unexercised options at December 31, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE TABLE

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED             IN-THE-MONEY
                              SHARES                           OPTIONS AT YEAR-END        OPTIONS AT YEAR-END(2)($)
                             ACQUIRED         VALUE        ---------------------------   ---------------------------
           NAME             ON EXERCISE   REALIZED(1)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   --------------   -----------   -------------   -----------   -------------
James E. Donegan..........    97,990        2,412,247        70,500         226,000        383,274       1,848,608
Stephen Parks.............    15,000          342,188        15,000         295,000        125,633       2,470,733
Frank R. DiPietro.........    82,000        2,049,576        30,000         136,000        211,835       1,040,178
Raymond W.B. Chow.........    57,000        1,457,803        50,000         126,000        295,590         973,608
Yener Gurler..............    42,000        1,491,449        10,000         122,000        108,755       1,013,410

---------------
(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers but are calculated based on the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options. The Named Executive Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2) Value is based on the difference between the option exercise price and the fair market value of the Company's Common Stock on December 31, 2000, multiplied by the number of shares underlying the options.

EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has entered into the following employment agreements with the Named Executive Officers:

     Mr. Donegan and the Company entered into an employment agreement on May 14, 1999. The employment agreement provides that Mr. Donegan will serve as President and Chief Executive Officer or in such other positions as the Board of Directors determines. Mr. Donegan may voluntarily terminate this employment after giving the Company written notice of intent to terminate at least thirty (30) days prior to the effective date of such termination. The Company may terminate his employment at any time with or without cause. If the Company terminates Mr. Donegan's employment without cause or if Mr. Donegan terminates his employment for good reason (as defined in the employment agreement), he will be entitled to receive a lump sum payment equal to twenty-four months' base salary plus his highest annual bonus amount from the three most recent years. In addition, upon a termination by the Company without cause or a termination by Mr. Donegan for good reason, all outstanding stock options of Mr. Donegan will become vested. Pursuant to the employment agreement, Mr. Donegan's salary is established annually by the Board of Directors, but may not be less than $252,000 per year. The amount of his annual bonus is at the sole discretion of the Board of Directors. Furthermore, Mr. Donegan has agreed that he will not directly or indirectly compete with the Company during the course of his employment and for an additional one-year period thereafter.

     Mr. DiPietro and the Company entered into an employment agreement on May 14, 1999. The employment agreement provides that Mr. DiPietro will serve as Executive Vice President of Finance and Chief Financial Officer of the Company. Mr. DiPietro may voluntarily terminate this employment after giving the Company written notice of intent to terminate at least thirty (30) days prior to the effective date of such termination. The Company may terminate his employment at any time with or without cause. If the Company terminates Mr. DiPietro's employment without cause if Mr. DiPietro terminates his employment for good reason (as defined in the employment agreement), he will be entitled to receive a lump sum payment equal to eighteen months' base salary plus his highest annual bonus from the three most recent years. In addition, upon a termination by the Company without cause or termination by Mr. DiPietro for good reason, all outstanding stock options of Mr. DiPietro will become vested. Pursuant to the employment agreement, Mr. DiPietro's salary is established annually by the Board of Directors, but may not be less than $183,750 per year. The amount of his annual bonus is at the sole discretion of the Board of Directors. Furthermore, Mr. DiPietro has agreed that he will not directly or indirectly compete with the Company during the course of his employment and for an additional one-year period thereafter.

     Mr. Chow and the Company entered into an employment agreement on May 14, 1999. The employment agreement provides that Mr. Chow will serve as Senior Vice President and Chief Technology Officer of the Company. Mr. Chow may voluntarily terminate this employment after giving the Company written notice of intent to terminate at least thirty (30) days prior to the effective date of such termination. The Company may terminate his employment at any time with or without cause. If the Company terminates Mr. Chow's employment without cause or Mr. Chow terminates his employment for good reason (as defined in the employment agreement), he will be entitled to a lump sum payment equal to one years' base salary plus his highest annual bonus amount from the three most recent years. In addition, upon a termination by the Company for cause or a termination by Mr. Chow for good reason, all outstanding stock options of Mr. Chow will become vested. Pursuant to the employment agreement, Mr. Chow's salary is established annually by the Board of Directors, but may not be less than $183,750 per year. The amount of his annual bonus is at the sole discretion of the Board of Directors.

     Mr. Gurler and the Company entered into an employment agreement on May 16, 1999. The employment agreement provides that Mr. Gurler will serve as Senior Vice President of Operations of the Company. Mr. Gurler may voluntarily terminate this employment after giving the Company written notice of intent to terminate at least thirty (30) days prior to the effective date of such termination. The Company may terminate his employment at any time with or without cause. If the Company terminates Mr. Gurler's employment without cause, or Mr. Gurler terminates his employment for good reason (as defined in the employment agreement), he will be entitled to a lump sum payment equal to one years' base salary plus his highest annual bonus amount from the three most recent years. In addition, upon a termination by the Company for cause or a termination by Mr. Gurler for good reason, all outstanding stock options of Mr. Gurler will become vested. Pursuant to the employment agreement, Mr. Gurler's salary is established annually by the Board of Directors, but may not be less than $157,500 per year. The amount of his annual bonus is at the sole discretion of the Board of Directors.

     Mr. Parks and the Company entered into an employment agreement on August 9, 1999. The employment agreement provides that Mr. Parks will serve as President or Chief Operating Officer of the Company or such other position as the board determines. Mr. Parks may voluntarily terminate this employment after giving the

Company written notice of intent to terminate at least thirty (30) days prior to the effective date of such termination. The Company may terminate his employment at any time with or without cause. If the Company terminates Mr. Parks's employment without cause or Mr. Parks terminates his employment for good reason (as defined in the employment agreement), he will be entitled to a lump sum payment equal to eighteen months' base salary plus the highest annual bonus amount from the three most recent years. Pursuant to the employment agreement, Mr. Parks's salary is established annually by the Board of Directors, but may not be less than $249,600 per year. The amount of his annual bonus is at the sole discretion of the Board of Directors. Furthermore, Mr. Parks has agreed that he will not directly or indirectly compete with the Company during the course of his employment and for an additional one-year period thereafter. As of January 1, 2001 Mr. Parks' position with the Company is Executive Vice President for Sales and Marketing.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently consists of Mr. Loeb and Dr. Sprague, each of whom is an independent, non-employee director. The Compensation Committee is responsible for developing the compensation programs that relate to the Company's executive officers, senior management and other key employees and for establishing the specific short and long term compensation elements thereunder. The Compensation Committee also oversees the general compensation structure for all of the Company's employees. In addition, the Compensation Committee administers the Company's 1988 Stock Plan, 1991 Stock Plan, 1993 Stock Plan, 1994 Stock Plan, 1996 Stock Plan, 1996 Director Stock Plan, 1996 Stock Purchase Plan, 1997 Stock Plan, 1999 Stock Plan and the 2000 Non-Qualified Plan. Of these Plans, only the 1996 Stock Purchase Plan, 1997 Stock Plan, the 1999 Stock Plan and the 2000 Non-Qualified Plan have shares remaining which are available for grant.

     The Company's executive compensation program established by the Compensation Committee is designed to provide levels of compensation in formats that assist the Company in attracting, motivating and retaining qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long term incentives for the Company's key decision makers based upon performance and is designed to provide appropriate incentives for maximization of the Company's short and long term financial results for the benefit of the Company's shareholders.

     In order to meet its objectives, the Compensation Committee has chosen three basic components for the Company's executive compensation program to meet the Company's compensation philosophy. Base salaries, the fixed regular component of executive compensation, are based upon (i) base salary levels among a competitive peer group, (ii) the Company's past financial performance and future expectations, (iii) the general and industry-specific business environment and (iv) individual performance. Annual bonuses, which are directly linked to the Company's yearly performance, are designed to provide additional cash compensation based on short term performance of certain key employees. Stock option grants, under the long term component of executive compensation, are designed to incentivize and reward executive officers and key employees for delivering value to the Company's shareholders over a longer, measurable period of time. Historically, the Company has used the grant of stock options that vest over some measurable period of time, currently five years, to accomplish this objective.

     Mr. Donegan is the Chief Executive Officer and Chairman of the Board of Directors. His fiscal 2000 performance was evaluated on the basis of the factors described above applicable to executive officers generally. His base salary was based on a number of factors, including the base salaries of executives performing similar functions for peer companies and his employment contract. The annual bonus and stock option grant components of his compensation, as well as his salary, reflect the Company's financial performance, the continued introduction and commercialization of new products and progress toward achieving business goals, as well as the achievement by Mr. Donegan of other non-financial goals. In assessing Mr. Donegan's performance for fiscal 2000, the

Compensation Committee concluded that the financial and non-financial goals on which his compensation was based had been achieved.

     In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Company's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

     Respectfully submitted by the Compensation Committee:

          Manfred Loeb
        John L. Sprague

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Board of Directors has established a Compensation Committee consisting of Mr. Loeb and Dr. Sprague. No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 2000, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

     During 2000, Directors who were not employees of the Company received $2,500 per quarter as a retainer (in 2001, the Directors will receive a $2,500 retainer per quarter), $1,000 for each meeting of the Board of Directors attended in person, $500 for each teleconference meeting of the Board of Directors and $1,000 for each committee meeting, unless such committee meeting is held on the same day as a meeting of the Board of Directors in which case the compensation is reduced to $500. No employee of the Company receives separate compensation for services rendered as a director. All directors are reimbursed for expenses in connection with attending Board and committee meetings.

     On March 14, 1997, the Board of Directors of the Company adopted the 1997 Stock Option Plan, which was approved by the Company's shareholders at the Special Meeting in Lieu of Annual Meeting held on May 30, 1997. Among other provisions of the 1997 Stock Option Plan, each director, who is not also an employee or consultant of the Company, received on the third Monday in July, 1997 (and has and will continue to receive on the same day each year thereafter) an option to purchase 5,000 shares of Common Stock (the "Director Options"). Each person who is not also an employee or consultant of the Company and becomes a director after the third Monday in July, 1997 will receive, upon the date of his or her initial election as a director, an option to purchase 5,000 shares of Common Stock. In 1999, the Company increased this option grant from 5,000 to 7,500 shares. The Director Options granted will vest one-fifth on each anniversary of the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each Director Option will be for a period of ten years from the date of grant. Director Options will be subject to accelerated vesting under certain circumstances and may be transferred to the extent vested. On February 17, 1999, the Board of Directors adopted the 1999 Stock Plan, which was approved by the Company's shareholders at the Annual Meeting held on May 28, 1999. The 1999 Stock Plan provides for 1,200,000 shares of the Company's Common Stock to be reserved for the grant of incentive stock options to employees of the Company and the grant of non-qualified stock options, stock awards and opportunities to make direct purchases of stock in the Company to employees, directors, officers and consultants of the Company. Directors are eligible to receive option grants under the 1999 Stock Plan and the Company intends to grant options to the Directors consistent with past practices.

     The Company has purchased directors' and officers' liability insurance covering all of the Company's directors and officers. The aggregate premium for this insurance policy in 2000 was $228,000.

                            STOCK PERFORMANCE GRAPH

     The following performance graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock during the period from the Company's initial public offering on April 2, 1996 through December 31, 2000, with the cumulative total return on (i) a group consisting of the Company's peer corporations on a line-of-business basis (the "Peer Group") and (ii) the Nasdaq Composite Index (Total Return). The comparison assumes $100 was invested on April 2, 1996 in the Company's Common Stock, the Peer Group and the Nasdaq Composite Index and assumes reinvestment of dividends, if any. The Peer Group consists of all corporations that are members of the semiconductor industry with 3674 as their Primary Standard Industrial Classification Number.

LOGO

-------------------------------------------------------------------------------------------------------------------
                                              4/2/96     12/31/96    12/31/97    12/31/98    12/31/99    12/31/00
-------------------------------------------------------------------------------------------------------------------
 SIPEX Corporation Common Stock               $100.00     $271.58     $509.47     $591.58     $413.68     $403.17
 Peer Group                                   $100.00     $164.79     $171.73     $258.55     $556.30     $413.35
 Nasdaq Composite Index (Total Return)        $100.00     $115.56     $141.36     $199.37     $351.64     $221.02

                                                              APRIL 2, 1996    DECEMBER 31, 2000
                                                                   ($)                ($)
                                                              -------------    -----------------
SIPEX Corporation Common Stock..............................     100.00             403.17
Peer Group..................................................     100.00             413.35
Nasdaq Composite Index (Total Return).......................     100.00             221.02

---------------
 * $100 invested on April 2, 1996 in Common Stock or the appropriate index, including reinvestment of dividends, through fiscal year ended December 31, 2000.

(1) Prior to April 2, 1996, the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This chart is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on this graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, although the Company is not responsible for any errors or omissions in such information.

                              CERTAIN TRANSACTIONS

     On December 14, 1998, the Company made a loan to Frank R. DiPietro, Executive Vice President, Treasurer and Chief Financial Officer of the Company, in the sum of $250,000 cash. The loan was secured by a Pledge and Security Agreement dated December 14, 1998 and was evidenced by the issuance and delivery to the Company of a Promissory Note bearing interest at a rate of 8% per annum, with interest payable on a monthly basis and the principal and any remaining interest payable at maturity. The loan was extended pursuant to the issuance and delivery of a Promissory Note dated December 21, 2000.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the firm of KPMG LLP as the Company's independent accountants for the 2001 fiscal year. KPMG LLP has served as the Company's independent accountants commencing with the year ended December 31, 1995.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

INDEPENDENT AUDITORS FEES

     The Company retained KPMG LLP to audit the consolidated financial statements for 2000. The aggregate fees billed for professional services by KPMG in 2000 for these various services were:

     Audit Fees: $230,000.00 for services rendered for the annual audit of the Company's consolidated financial statements for 2000 and the quarterly reviews of the financial statements included in the Company's Forms 10-Q.

     Tax Fees: $35,000.00 for services rendered to the Company for the preparation of the Company's Federal and State income tax returns for 2000.

     All Other Fees: The aggregate fees billed by KPMG for services other than those described above for the fiscal year ended December 31, 2000 were $50,000.00.

     SIPEX's Audit Committee has determined that the provision of the services provided by KPMG as set forth herein are compatible with maintaining KPMG's independence.

     Although the Company expects to continue to retain KPMG for audit services, the Company's managers make all management decisions and are responsible for establishing and maintaining the Company's system of internal accounting controls.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Company. Based on the Company's review of copies of such forms and written representations from the Reporting Persons, the Company believes that all its officers, directors and greater than ten percent shareholders complied with all filing requirements applicable to them with respect to transactions during fiscal year 2000. Manny Del Arroz, who was, but no longer is, a holder of greater than ten percent of the Company's Common Stock failed to report the sale of shares during May 2000 and has not as of date filed a Form 4.

                           EXPENSES AND SOLICITATION

     The cost of soliciting proxies on behalf of the Company will be borne by the Company. The Company will pay banks, brokers and other entities that exercise fiduciary powers which hold shares of Common Stock of record in nominee name or otherwise or as a participant in a registered clearing agency or which hold shares of Common Stock on behalf of beneficial owners and deposit such shares for safekeeping with another entity that exercises fiduciary powers their reasonable expenses for completing the mailing to security holders of proxy soliciting material and annual reports supplied by the Company. Further solicitation may be made by the officers and employees of the Company by mail, telephone, telegraph or personal interview without additional compensation. The Company also may retain a professional proxy solicitation service at the Company's expense to assist in the solicitation of proxies if necessary.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the Company's proxy materials to be furnished to all stockholders entitled to vote at the 2001 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at the Company's principal executive offices not later than December 15, 2001.
                            ------------------------

     THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                               SIPEX CORPORATION

                            AUDIT COMMITTEE CHARTER

I PURPOSE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports and other financial information provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels.

II COMPOSITION

     The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

  Document Review

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually.

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K.

3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  Independent Accounts

4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm.

5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

9. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

  Financial Reporting Processes

10. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal and external financial reporting processes.

  Process Improvement

11. Following the completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

  Legal Compliance

13. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

14. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

  Reporting

15. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                  SKU 1504-PS-01

[1504 - SIPEX CORPORATION][FILE NAME:ZSPX7B.ELX][VERSION -(???)[04/04/01][orig. 03/26/01]

                                  DETACH HERE

                                     PROXY

                               SIPEX CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 2001

                      SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of SIPEX Corporation, a Massachusetts corporation (the "Corporation"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 17, 2001 and hereby appoints James E. Donegan and Frank R. DiPietro, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Corporation to be held at BankBoston Conference & Training Center, 35th Floor, 100 Federal Street, Boston, Massachusetts 02110 on Friday, May 18, 2001 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all the matters set forth on the reverse side.

 [SEE REVERSE]    CONTINUED AND TO BE SIGNED ON REVERSE SIDE     [SEE REVERSE]
      SIDE                                                            SIDE

[1504 - SIPEX CORPORATION][FILE NAME:ZSPX7A.ELX][VERSION - (3)][04/15/01][orig. 03/20/01]

                                  DETACH HERE

[X]PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

1. To elect the following nominees as Class II                       WITHHELD
   Directors to serve for a three-year term.          FOR ALL        FROM ALL
   Nominees: (01) Dr. John L. Sprague,                NOMINEES       NOMINEES
             (02) Mr. Lionel H. Olmer, and              [ ]            [ ]
             (03) Dr. Willy M.C. Sansen

[ ]
   ------------------------------------------------
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

(This proxy should be dated and must be signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants of a community property, both should sign.)


Signature:                Date:         Signature:                Date:
          ---------------      --------           ---------------      --------